EXHIBIT 99.1

J.JILL, INC. RECEIVES CONTINUED LISTING STANDARD NOTICE FROM THE NYSE
Quincy, MA – March 30, 2020 – J.Jill, Inc. (NYSE:JILL) today announced that on March 24, 2020, it received notice (the “Notice”) from the New York Stock Exchange (NYSE) that it is no longer in compliance with the NYSE continued listing standards set forth in Section 802.01C of the NYSE’s Listed Company Manual, which requires listed companies to maintain an average closing share price of at least $1.00 over a consecutive 30 trading-day period.
The Company has a period of six months following the receipt of the Notice to regain compliance with the minimum share price requirement.  In order to regain compliance, on the last trading day of any calendar month during the cure period, the Company’s shares of common stock, $0.01 par value per share (the “Common Shares”), must have (i) a closing price of at least $1.00 per share and (ii) an average closing price of at least $1.00 per share over the 30-trading day period ending on the last trading day of such month.  If the Company is unable to regain compliance, the NYSE will initiate procedures to suspend and delist the Common Shares.
The Notice has no immediate impact on the listing of the Company’s Common Shares, which will continue to be listed and traded on the NYSE during the cure period, subject to the Company’s compliance with the other listing requirements of the NYSE.  The Common Shares will continue to trade under the symbol “JILL.BC” to indicate the status of the Common Shares as “below compliance” with the NYSE continued listing standards. The “.BC” indicator will be removed at such time as the Company regains compliance.
The Notice does not affect the Company’s business operations or its reporting obligations with the Securities and Exchange Commission, and it does not conflict with or cause an event of default under any of the Company’s material debt or other agreements.
About J.Jill, Inc.
J.Jill is a premier omnichannel retailer and nationally recognized women’s apparel brand committed to delighting customers with great wear-now product. The brand represents an easy, thoughtful and inspired style that reflects the confidence of remarkable women who live life with joy, passion and purpose. J.Jill offers a guiding customer experience through more than 280 stores nationwide and a robust e-commerce platform. J.Jill is headquartered outside Boston. For more information, please visit www.jjill.com or http://investors.jjill.com. The information included on our websites is not incorporated by reference herein.
Forward-Looking Statements
This press release contains, and oral statements made from time to time by our representatives may contain, “forward-looking statements.” Forward-looking statements include those identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “outlook,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impact of the COVID-19 epidemic on the Company and the economy as a whole, the Company’s ability to develop a plan to regain compliance with the continued listing criteria of the NYSE; the NYSE’s acceptance of such plan; the Company’s ability to execute such plan and to continue to comply with applicable listing standards within the available cure period; risks arising from the potential suspension of trading of the Company’s common stock on the NYSE; regional, national or global political, economic, business, competitive, market and regulatory conditions, including risks regarding our ability to manage inventory or anticipate consumer demand; changes in consumer confidence and spending; our competitive environment; our failure to open new profitable stores or successfully enter new markets and other factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended February 2, 2019. Any forward-looking statement made in this press release speaks only as of the date on which it is made. J.Jill undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contacts:
Investor Contacts:
Caitlin Churchill
ICR, Inc.
investors@jjill.com
203-682-8200
Media Contact:
Chris Gayton
J.Jill, Inc.
media@jjill.com
617-689-7916